EXHIBIT 24


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman, Timothy P. McGurran, and Steven M. Maurer, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1997 Non-Officer Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27 day of August, 1997.



                                        /s/ Betsy S. Atkins
                                        ----------------------------------------
                                        Betsy S. Atkins

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman, Timothy P. McGurran, and Steven M. Maurer, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1997 Non-Officer Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of August, 1997.



                                        /s/ Eric P. Rundquist
                                        ----------------------------------------
                                        Eric P. Rundquist

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman, Timothy P. McGurran, and Steven M. Maurer, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1997 Non-Officer Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of August, 1997.



                                        /s/ Robert Frankenberg
                                        ----------------------------------------
                                        Robert Frankenberg

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman, Timothy P. McGurran, and Steven M. Maurer, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1997 Non-Officer Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 2 day of Sept, 1997.



                                        /s/ Dennis Shaughnessy
                                        ----------------------------------------
                                        Dennis Shaughnessy

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman, Timothy P. McGurran, and Steven M. Maurer, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1997 Non-Officer Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27 day of Aug, 1997.



                                        /s/ Glenn G. Mackintosh
                                        ----------------------------------------
                                        Glenn G. Mackintosh

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman, Timothy P. McGurran, and Steven M. Maurer, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1997 Non-Officer Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26 day of August, 1997.



                                        /s/ Stephen M. Puricelli
                                        ----------------------------------------
                                        Stephen M. Puricelli